Exhibit 99.4

CAUSE NO. 2009-03145

ROBERT DELANEY, Derivatively on Behalf of Nominal Defendant IMPERIAL SUGAR COMPANY, Plaintiff, v.	§ § § § § § § §	IN THE DISTRICT COURT OF

JOHN C. SHEPTOR, JAMES J. GAFFNEY,

CURTIS G. ANDERSON, GAYLORD O.

COAN, YVES-ANDRE ISTEL, ROBERT S.

KOPRIVA, GAIL A. LIONE, DAVID C.

MORAN, JOHN K. SWEENEY, ROBERT

J. MCLAUGHLIN, ROBERT A. PEISER

and GRAHAM H. GRAHAM,

	§ § § § § § §	HARRIS COUNTY, TEXAS
Defendants,	§ §
And	§ §	295th JUDICIAL DISTRICT COURT
IMPERIAL SUGAR COMPANY,	§ §
Nominal Defendant.	§ §

NOTICE OF RESETTING OF ORAL HEARING

PLEASE TAKE NOTICE that the final approval hearing in the above-captioned matter, previously set for September 20, 2010, has been reset for oral hearing on Monday, October 18, 2010, at 11:00 a.m. in the 295th Judicial District Court of Harris County, Texas.

Respectfully submitted,
DATED: August 27, 2010
CROWLEY NORMAN LLP

RICHARD E. NORMAN Three Riverway, Suite 1775 Houston, TX 77056 Telephone: (713) 651-1771 Facsimile: (713) 651-1775

BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP
LEE D. RUDY
ROBIN WINCHESTER
J. DANIEL ALBERT
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (267) 948-2512

Lead Counsel and Counsel for Robert Delaney

BECKHAM & MANDEL
ROGER L. MANDEL
3400 Carlisle, Suite 550
Dallas, TX 75204
Telephone: (214) 965-5124
Facsimile: (214) 965-9301

WEISS & LURIE
JOSEPH H. WEISS
JOSHUA M. RUBIN
The Fred French Building
551 Fifth Avenue
New York, NY 10176
Telephone: (212) 682-3025
Facsimile: (212) 682-3010

Counsel for Gerald Martin

CERTIFICATE OF SERVICE

The undersigned hereby certifies that on this 27th day of August, 2010, a true and correct Copy of the NOTICE OF RESETTING OF ORAL HEARING has been served on all counsel of record.

David Sterling	Walt Cicack
Rebecca L. Robertson	SEYFARTH SHAW
BAKER BOTTS, LLC	131 South Dearborn
One Shell Plaza	Suite 2400
910 Louisiana Street	Chicago, IL 60603
Houston, TX 77002	Telephone: (312) 460-5000
Telephone: (713) 229-1234

Counsel for Nominal Defendant, Imperial Sugar Company	Counsel for Defendant Robert A. Peiser

Paul Curnin	Frank P. Barron
Abigail Hazlett	CRAVATH, SWAINE & MOORE
SIMPSON THACHER & BARTLETT LLP	Worldwide Plaza
425 Lexington Avenue	825 8th Avenue
New York, NY 10017-3954	New York, NY 10019
Telephone: (212) 455-2000	Telephone: (212) 474-1506

Counsel for the Special Litigation Committee	Counsel for Defendant James J. Gaffney

Rebecca Lamberth	Walter Jospin
DUANE MORRIS	PAUL, HASTINGS, JANOFSKY &
Atlantic Center Plaza	WALKER LLP
1180 West Peachtree Street NW Suite 700	600 Peachtree Street, N.E. Suite 2400
Atlanta, GA 30309	Atlanta, GA 30308
Telephone: (404) 253-6961	Telephone: (404) 815-2400

Counsel for Defendant John C. Sheptor	Counsel for Defendant Curtis G. Anderson

Wayne Phears MCGUIRE WOODS & BATTLE The Proscenium 1170 Peachtree Street, N.E. Suite 2100 Atlanta, GA 30309 Telephone: (404) 443-5718	Daniel S. Sternberg Howard S. Zelbo CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006 Telephone: (212) 225-2630

Counsel for Defendant Gaylord O. Coan	Counsel for Defendant Yves-Andre Istel

Nancy Sennett FOLEY & LARDNER 777 East Wisconsin Avenue Milwaukee, WI 53202 Telephone: (414) 271-2400	Mark C. Hansen KELLOGG, HUBER, HANSON, TODD, EVANS AND FIGEL 1615 M. Street, NW Suite 400 Washington, DC 20036
Telephone: (202) 326-7904

Counsel for Defendants Robert S. Kopriva and Gail A. Lione	Counsel for Defendant David C. Moran

Mark Kirsch GIBSON DUNN & CRUTCHER 200 Park Avenue New York, NY 10166 Telephone: (212) 351-2662	James Kramer ORRICK, HERRINGTON AND SUTCLIFFE The Orrick Building 405 Howard Street San Francisco, CA 94105
Telephone: (415) 773-5923

Counsel for Defendant John K. Sweeney	Counsel for Defendant Robert J. McLaughlin

Philip H. Hilder HILDER & ASSOCIATES, P.C. 819 Lovett Houston, TX 77006 Telephone: (713) 234-1416	Lee D. Rudy Robin Winchester J. Daniel Albert 280 King of Prussia Road Radnor, PA 19087 Telephone: (610) 667-7706

Counsel for Defendant Graham H. Graham	Lead Counsel and Counsel for Robert Delaney

Roger L. Mandel Beckham & Mandel 3400 Carlisle, Suite 550 Dallas, TX 75204 Telephone: (214) 965-5124	Joseph H. Weiss Joshua M. Rubin The Fred French Building 551 Fifth Avenue New York, NY 10176 Telephone: (212) 682-3025

Counsel for Gerald Martin	Counsel for Gerald Martin

Richard E. Norman